SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS AGREEMENT, dated as of December 1, 2000, is entered into by and between THE H.B. GROUP, INC., a Utah corporation (the "Borrower") with its principal office at 6995 Union Park Center, Suite 300, Midvale, Utah 84047 and HEADWATERS INCORPORATED, a Delaware Corporation (the "Lender").

                              W I T N E S S E T H :

         WHEREAS, Borrower and Lender have entered into a Credit Agreement and amendment thereto, both dated October 20, 2000 (the "Credit Agreement"); and

         WHEREAS, Borrower and Lender desire to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, the Borrower and the Lender agree as follows:

         The last line of Section 2.1 of the Credit Agreement reading as follows:

                           "December 1, 2000          $1,000,000"

is hereby stricken and replaced in full by the following:

                           "December 1, 2000            $500,000

                            February 1, 2001            $500,000"

         This Agreement is without prejudice to and is not a waiver of any terms, covenants, conditions, agreements and any rights or remedies under the Credit Agreement, including, without limitation, Events of Default (as defined in the Credit Agreement) which exist as of the date hereof, if any, and all rights and remedies are hereby expressly reserved.

         Borrower hereby certifies that the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof.

         Except as expressly changed pursuant to this Amendment, all of the terms and conditions of the Credit Agreement shall remain the same.

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         IN WITNESS WHEREOF, the parties have earned this Agreement to be duly executed as of the above date.

                                                   Borrower:
                                                   THE H.B. GROUP, INC.


                                                   By: /s/ Henri Bonan
                                                       ----------------
                                                   Name:  Henri Bonan
                                                   Title: President


                                                   Lender:
                                                   HEADWATERS INCORPORATED


                                                   By: /s/ Kirk A. Benson
                                                       ------------------
                                                   Name: Kirk A. Benson
                                                   Title:CEO